Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Trans World Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 31st day of January, 2006.


Dated:  January 31, 2006

                                  SC FUNDAMENTAL VALUE FUND, L.P.

                                  By: SC Fundamental LLC, as General Partner

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Member


                                  SC FUNDAMENTAL LLC

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Member


                                  SC FUNDAMENTAL VALUE BVI, LTD.

                                  By: SC Fundamental BVI, Inc., as managing
                                      general partner of investment manager

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Vice President


                                  SC-BVI PARTNERS

                                  By: SC Fundamental BVI, Inc., as managing
                                      general partner

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Vice President

                                  PMC-BVI, INC.

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Secretary



                                  SC FUNDAMENTAL BVI, INC.

                                  By: /s/ Neil H. Koffler
                                      -----------------------------------------
                                      Neil H. Koffler, Vice President



                                  /s/ Neil H. Koffler
                                  ---------------------------------------------
                                  Neil H. Koffler as Attorney-in-Fact for
                                  Peter M. Collery (1)


                                  /s/ Neil H. Koffler
                                  ---------------------------------------------
                                  Neil H. Koffler


                                  /s/ Neil H. Koffler
                                  ---------------------------------------------
                                  Neil H. Koffler as Attorney-in-Fact for
                                  John T. Bird (2)



(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.